Calvert World Values Global Equity Fund

Annual Report
September 30, 1995

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Investing with Vision (TM)
Calvert Group (R)
A member of the American Group (R)

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Principal
Underwriter:
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

 Annual Report-September 30, 1995
Calvert World Values
Global Equity Fund

Dear Shareholder:
     In a turbulent period for world markets, the 12-month period ending September 30, 1995 saw the Fund return 3.19%. Over the same period, the return on the Morgan Stanley Capital International (MSCI) World Index in U.S. dollars rose by 14.97%, but the average return for the Lipper universe of global funds was 9.38%.

Economic and Market Review

Investment Performance

Period Ended 9/30/95            6 Months      12 Months
Global Equity                      8.77%          3.19%

MSCI World Index                  10.36%         14.97%

Investment performance is for Class A shares and does not reflect the deduction of any front-end sales charges.

     Over the year, global markets experienced widely differing fortunes. During the first few months the impact of rising U.S. rates provided a negative backdrop for international fixed-income markets and rising bond yields undermined equity market performance. From mid-November 1994, however, bond yield expectations underwent a dramatic shift. As a result, bond yields fell through 1995, and equity markets generally benefited from the improved bond market tone. Overall, though, performance was dominated by the level of exposure to the two largest markets, the U.S. and Japan.
     The U.S. market, as measured by the S&P 500(R) Index, advanced 29.71% for the 12-month period ending September 30, 1995, due to healthy corporate profits, particularly in the technology sector, and a high level of merger activity. By contrast, the Japanese market struggled under the pressure of the strong yen which sapped the profitability of exports and depressed the domestic economy. The situation was exacerbated by the earthquake in Kobe in January 1995, which halted production in the region and rekindled the fear of similar events in other parts of the country. In practice, this leads to a rise in the savings rate and a further weakening of consumption. Although intervention in the foreign exchange markets in July caused a sharp revival of sentiment towards Japanese equities, by the end of the period the market had contracted 5.30%. During the year, the Fund's underweighting in Japan positively impacted returns. But its underweighting in the U.S. detracted from returns, as the U.S. was stronger than normally would have been expected at the end of the business cycle.
     The other major feature of the year was that the collapse of the Mexican currency and equity market caused ripple effects through other smaller markets in both Latin America and the Far East. The Fund's investment in Mexico during 1994 was based on the country's rapid growth and sound economic management. The one flaw in the economic master plan was the heavy reliance on short-term foreign currency debt and, in December 1994, the newly-elected government found itself in difficulties when seasonal withdrawals put pressure on the peso. What was seen as a panic devaluation quickly led to the collapse of the currency and later the equity market, as foreign investors tried to sell in order to limit their losses. While our decision to hold investments in Mexico proved to be a drag on returns in early 1995, the market began to bounce when the government announced its economic stabilization package. Although investments in Mexico were still showing losses by the end of September, the market had risen some 86% from its low point. The markets of the Far East also bounced back from their lows. The Hong Kong market, for example, rose 15.34% in February alone.
     The beneficiaries of the Mexican crisis were initially the hard currencies, the yen, deutsche mark, Swiss Franc, Dutch Guilder and, subsequently, the core European equity markets. The Fund was well-placed to benefit from these developments with an overweight exposure to Europe, especially to the Netherlands. Inevitably, however, strong currencies lead to the loss of competitiveness in world markets. By early 1995, the impact was beginning to be felt in Germany, in spite of the vigorous growth in the east of the country, and in the Netherlands and Switzerland. Accordingly, investments in each of these markets were reduced and the focus of the Fund was switched to the softer currency markets of peripheral Europe where prospects had improved as a result of their de-facto devaluations. The Fund's return was enhanced by strong performances in the Spanish, Italian and Nordic markets.

Investment Strategy
     One of the key features of the period was the Fund's underweighting of the U.S. market. As top-down, value managers, we had become cautious on the U.S. where the cycle was maturing and valuations were near cyclical peaks. We were, therefore, unwilling to raise the Fund's exposure, even though the interest rate environment had improved during the first quarter of 1995. This stance also influenced our stock selection towards defensive companies such as Albertson's, Hannaford Bros., Enron and El Paso Natural Gas, rather than the geared technology companies. Quality cyclical companies in the Portfolio such as Durion and Illinois Tool Works did perform well later in the year but could not make up for the contribution of the technology boom. However, as the market peaks and earnings progression next year cannot meet the record improvements seen in 1995, the Fund's defensive stance will come through. There was already evidence of this in early October.
     The other costly decision was to have investments in the Mexican market at the time of the crisis in late 1994 - early 1995. The recovery from the crisis, while swift in local terms, will take longer for dollar investors. The third quarter of 1995 was a critical period when the full impact of the government's austerity program came through to corporate profits, which were sharply down. Stocks held their prices, but the peso came under renewed pressure. This period should represent the nadir for the Mexican market and we look for a steady recovery in the months ahead.
     With the outlook for Japanese corporate profits improving, we increased exposure to the Japanese market through 1995 so that the Fund was well-placed to benefit from the dramatic surge in August following the turnaround of the yen/dollar rate. Prior to this move, exposure to Japan increased to 19% in December 1994 with the inclusion of stocks such as Itochu, the trading company, Tokyo Style, a clothing retailer and Secom, a diversified secure delivery company.
     Assets were switched to Japan by reducing exposure to both Europe and the Far East. Sales in Europe included Kredietbank in Belgium, Unilever and Polygram in the Netherlands and part-sales of the investments in Herlitz, the paper manufacturer and Douglas Holdings, the retailer, in Germany. Hong Kong was reduced with the part-sale of Sun Hung Kai, the property company. Other switches made during the period included the sale of the diversified Norwegian conglomerate, Norsk Hydro for the smaller, late cycle manufacturer of imaging equipment, Hafslund Nycomed. Both these investments contributed positively to the Fund's performance.
     By the end of the period the return on the Fund was 3.19%. The MSCI Index, boosted by the strong performance of the U.S. market, rose 14.97% while the average return for the Lipper universe of global funds was 9.38%.

Outlook
     In a year when the U.S. market was so strong, it was always going to be difficult for global markets to compete. However, with corporate earnings peaking in the U.S. and the interest rate environment returning to neutral at best, the strong run of the U.S. equity market is likely to be coming to an end. Conversely, there have been signs since the beginning of 1995 that the outlook for the Japanese market is beginning to pick up and the weakening of the yen will encourage this trend. With this in mind, we have been increasing the exposure of the Fund to Japan. Recent purchases have been financed through sales in Europe, but in the future we will look to raising cash in the U.S. market. Elsewhere, with high growth continuing in the Far East, the Fund will remain overweighted in the region. It has been encouraging to see stability returning to the emerging markets and the Fund's investments in both Mexico and Argentina should benefit from this trend.

We appreciate your investment in the Fund.

Sincerely,

(Signatures)

Andrew Preston                          Clifton S. Sorrell
Portfolio Manager                       President

October 31, 1995


Portfolio Statistics

Ten Largest Stock Holdings
as of September 30, 1995
                                                       % of Net Assets
Hysan Development                                                2.18%
Sun Hung Kai Properties                                          2.05%
National Australia Bank                                          2.01%
Secom Company                                                    1.99%
Keppel Corporation                                               1.95%
Itochu Corporation                                               1.85%
NEC Corporation                                                  1.69%
Aguas de Barcelona                                               1.66%
Telecom Corporation of New Zealand                               1.64%
Elsevier NV                                                      1.63%
     Total                                                      18.65%

Average Annual Total Returns
for periods ended September 30, 1995

Class A Shares
One Year                                                        -1.73%
Since Inception (6/92)                                           6.39%

Class C Shares
One Year                                                         1.95%
Since Inception (3/94)                                          -0.11%

Chart 1: Calvert World Values Global Equity Fund
Comparison of change in value of $10,000 investment

A line graph showing that such an investment in the Calvert World Values Global Equity Fund would have grown to $12,228, while the MSCI World Index would have grown to $15,292.

Total returns assume reinvestment of dividends and, for Class A shares, reflect the deduction of the Fund's maximum sales charge of 4.75%. No sales charge has been applied to the index used for comparison. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in Class C shares would be different. Past performance is no guarantee of future results.

Report of Independent Accountants

To the Board of Directors of Calvert World Values Fund Inc., and the Shareholders of the Global Equity Fund:

     We have audited the accompanying statement of assets and liabilities of Global Equity Fund (one of the portfolios comprising Calvert World Values Fund, Inc.), including the portfolio of investments, as of September 30, 1995, and the related statement of operations for the year then ended, and statements of changes in net assets for the two years then ended, and the financial highlights for the three years then ended and for the period from July 2, 1992 (commencement of operations) through September 30, 1992. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Global Equity Fund as of September 30, 1995, and the results of its operations, the changes in its net assets, and the financial highlights for each of the respective periods referred to above, in conformity with generally accepted accounting principles.

     Coopers & Lybrand L.L.P.
Baltimore, Maryland
November 9, 1995

Calvert World Values Fund, Inc.
Global Equity Fund Portfolio of Investments
September 30, 1995

Equity Securities (96.2%)                              Shares         Value
Australia (2.0%)
   National Australia Bank                            450,000    $3,978,990
                                                                  3,978,990
Austria (0.9%)
   Mayr Melnhof Karto                                  27,180     1,728,591
                                                                  1,728,591

Belgium (0.1%)
   Gib (new shares)                                       454        18,901
                                                                     18,901

Costa Rica (0.1%)
   Pro Fund International S.A. <F3> <F4>               57,133        57,133
                                                                     57,133

Denmark (1.3%)
   Tele Danmark                                       50,000      2,584,341
                                                                  2,584,341

France (5.2%)
   Ass Gen de France                                   76,580     2,091,585
   Cap Gemini Sogeti <F3>                              51,606     1,446,163
   Credit Fonc France                                  43,875       924,810
   Lyonnaise des Eaux S.A.                             17,200     1,575,226
   Pinault Printemps Redoute                           11,600     2,459,214
   Primagaz (Cie Gaz)                                   8,316       572,469
   Primagaz (Warrants) <F3>                               756         4,222
   Sita                                                 6,830     1,116,489
                                                                 10,190,178

Germany (1.5%)
   Douglas Holdings, AG                                44,850     1,788,978
   Herlitz, AG                                          6,137     1,112,304
                                                                  2,901,282

Hong Kong (5.1%)
   Hang Seng Bank                                     200,000     1,649,055
   Hysan Development                                1,800,000     4,318,585
   Sun Hung Kai Properties                            500,000     4,057,969
                                                                 10,025,609


Equity Securities (cont'd)                             Shares         Value
Italy (3.6%)
   IMI                                                354,400    $2,125,301
   Italcementi                                        126,050       813,755
   Telecom Italia Mobile <F3>                       1,121,100     1,870,238
   Telecom Italia Mobile (Di Risp) <F3>             2,050,000     2,262,946
                                                                  7,072,240

Japan (20.2%)
   Canon Incorporated                                154,000      2,751,805
   Itochu Corporation                                 593,000     3,657,796
   Kuraray Company                                   207,000      2,070,940
   Mori Seiki Company                                  99,000     1,968,906
   NEC Corporation                                    240,000     3,343,597
   Nippon Tel & Tel Cp                                    324     2,790,086
   Omron Corporation                                  127,000     2,948,867
   Sanwa Bank                                         146,000     2,741,507
   Secom Company                                       59,000     3,931,149
   Sumitomo Bank                                      147,000     2,849,326
   Takeda Chemical Industries                         200,000     2,786,331
   TDK Corporation                                     55,000     2,831,760
   Tokyo Style Company                                194,000     3,016,102
   Tsukishima Kikai                                   124,000     2,353,440
                                                                 40,041,612

Mexico (4.6%)
   Banpais S.A.-(ADR) <F3> <F4>                       100,000        87,500
   Cifra S.A. de C.V.-(ADR)                         1,500,000     1,871,100
   Grupo Durango S.A. -(ADR) <F3>                     200,000     1,800,000
   Telefonos de Mexico S.A.-(ADR)                      70,000     2,222,500
   Transportadora de Gas -(ADR)                       300,000     3,150,000
                                                                  9,131,100

Netherlands (2.1%)
   Elsevier NV                                        251,100     3,217,420
   VER NED Uitgevers                                    6,405       848,716
                                                                  4,066,136

New Zealand (1.6%)
   Telecom Corporation                                830,000     3,239,797
                                                                  3,239,797

Norway (0.5%)
   Tomra Systems                                      188,700     1,021,624
                                                                  1,021,624

Equity Securities (cont'd)                             Shares         Value
Singapore (3.2%)
   Keppel Corporation                                 480,000    $3,844,857
   Overseas Chinese Bank                               57,000       644,815
   United Overseas Limited (Warrants) <F3>          2,305,000     1,813,940
                                                                  6,303,612

South Africa (0.1%)
   Community Growth Fund <F3>                         300,000       300,000
                                                                    300,000

Spain (4.7%)
   Aguas de Barcelona                                 119,884     3,273,002
   Centros Com Pryca                                  152,950     3,049,844
   Vallehermoso S.A.                                  170,440     3,005,656
                                                                  9,328,502

Switzerland (1.4%)
   Roche Holdings, AG                                     380     2,682,353
                                                                  2,682,353

United Kingdom (13.3%)
   Allied Irish Banks                                 636,100     3,175,977
   Argyll Group                                       460,000     2,456,628
   British Telecom                                    410,000     2,565,334
   Cable & Wireless                                   315,000     2,065,492
   Dalgety                                            370,000     2,578,132
   EMAP                                               300,000     2,464,844
   Glynwed International                              125,000       707,927
   Hays                                               220,000     1,202,718
   Kingsfisher                                        340,000     2,707,537
   Low and Bonar                                      330,000     2,612,261
   Marks & Spencer                                    315,000     2,160,057
   United Biscuits                                    400,000     1,738,031
                                                                 26,434,938

Equity Securities (cont'd)                             Shares         Value
   United States (24.7%)
   Albertsons Incorporated                             65,000    $2,218,125
   Bay Apartment Community Incorporated                73,000     1,569,500
   Calypte Biomed (Warrants) <F3>                      50,000       250,000
   Dallas Semiconductor Corporation                    90,000     1,845,000
   Durion Incorporated                                 93,000     2,720,250
   El Paso Natural Gas Company                         90,000     2,475,000
   Enron Corporation                                   85,000     2,847,500
   Giddings & Lewis Incorporated                       63,000     1,098,563
   Grainger W. W. Incorporated                         18,000     1,086,750
   Hannaford Brothers Company                          65,000     1,746,875
   Home Depot Incorporated                             60,000     2,392,500
   Illinois Tool Works Incorporated                    40,000     2,355,000
   MBNA Corporation                                    58,000     2,414,250
   McGraw Hill Incorporated                            34,000     2,779,500
   Metalclad Corporation <F3>                          500,00     1,718,750
   Metrocall Incorporated <F3>                         52,000     1,443,000
   Molex Incorporated                                  87,500     2,931,250
   New World Power Corporation <F3>                   165,000       577,500
   Northern Trust Corporation                          36,000     1,656,000
   Partner RE Holdings                                 85,000     2,103,750
   Quadrant Holdings Cambridge <F3>                   200,000       237,004
   Quorum Health Group Incorporated <F3>              110,000     2,488,750
   Seitel Incorporated <F3>                           100,000     2,837,500
   Sprint Corporation                                  70,000     2,450,000
   WorldCom Incorporated <F3>                          84,687     2,720,570
                                                                 48,962,887

    Total Equity Securities
    (Cost $187,598,331)                                         190,069,826

                                                    Principal
Corporate Notes (0.8%)                                 Amount         Value
Bolivia (0.1%)
   Banco Solidario SA                                $272,501      $272,501
                                                                    272,501

United States (0.7%)
   Accion International                               100,000        94,318
   Cascadia Revolving Loan Fund                       125,000       120,510
   Catholic Relief Services                           150,000       149,913
   Community Equity Investments                      100,000         97,885
   Delaware Valley Community Reinvestment Fund         75,000        70,739
   Ecumenical Development Corporation USA             150,000       146,736
   Enterprise Loan Fund                                50,000        50,000
   Foundation For International Community Assistance   50,000        48,196
   Foundation For International Development           100,000        94,318
   Freedom From Hunger                                50,000         47,475
   Global Partners                                     60,000        60,000
   Program for Appropriate Technology & Health        150,000       144,612
   Minnesota Non-Profit Assistance Fund               100,000        96,408
   New Mexico Community Loan Fund                      25,000        23,750
   Nicaraquan Community Loan Fund                      25,000        23,738
   Societe D'Investissement et de Developpement
    International                                     100,000        94,318
                                                                  1,362,916
    Total Corporate Notes  <F4>
    (Cost $1,682,501)                                             1,635,417

Time Deposits (4.5%)
International Bank of Japan,London,6.1875%,10/2/95  5,716,506     5,716,506
State Street Bank, London, 6.00%, 10/2/95           3,102,501     3,102,501

   Total Time Deposits (Cost $8,819,007)                          8,819,007

    TOTAL INVESTMENTS (101.5%) <F2>
    (Cost $198,099,840) <F1>                                   $200,524,250

Notes to Portfolio of Investments:

[FN]
<F1>  Cost of investments is substantially the same for federal income tax purposes.
<F2>  The percentages shown represent the percentage of the investments to net assets.
<F3>  These securities have not declared dividends in the past twelve months.
<F4>  Restricted securities representing 0.9% of net assets.
[/FN]
Calvert World Values Fund, Inc.
Global Equity Fund
Statement of Assets and Liabilities
September 30, 1995

Assets

Investments in securities, at value - see accompanying
    portfolio                                                  $200,524,250
Cash and foreign currency                                         1,105,871
Receivable for securities sold                                      131,062
Receivable for shares sold                                          348,125
Dividends and interest receivable                                   415,426
Dividend reclaim receivable                                         235,847
Deferred organization expenses                                       23,798
   Total assets                                                 202,784,379

Liabilities
Payable for securities purchased                                  4,529,870
Payable for shares redeemed                                         275,534
Payable to Calvert Asset Management Co., Inc.                       204,056
Payable to Calvert Administrative Services Corp.                     16,169
Payable to Calvert Shareholder Services, Inc.                        33,171
Payable to Calvert Distributors, Inc.                                44,130
Accrued expenses and other liabilities                               34,404
   Total liabilities                                              5,137,334
    Net assets                                                 $197,647,045

Net Assets

Net assets consist of:

Paid in capital applicable to 10,875,725 outstanding Class A
Shares of common stock, $0.01 par value (250,000,000 shares
authorized for Class A and Class C combined)                   $183,818,651

Paid in capital applicable to 350,708 outstanding Class C
Shares of common stock, $0.01 par value (250,000,000 shares
authorized for Class A and Class C combined)                      6,186,135

Undistributed net investment income                               1,474,321
Accumulated realized gains (losses) on investments
   and foreign currencies                                         3,738,225
Net unrealized appreciation (depreciation) on investments
   and assets and liabilities in foreign currencies               2,429,713
    Net assets                                                 $197,647,045
Net Assets Value and Offering Price Per Share

Class A Shares net asset value per share
   ($191,586,489 divided by 10,875,725 Class A Shares)               $17.62
   Maximum sales charge (4.75% of Class A offering price)               .88
   Offering price per Class A Share                                  $18.50
Class C Shares net asset value and offering price per share
   ($6,060,556 divided by 350,708 Class C Shares)                    $17.28

See notes to portfolio of investments.

Calvert World Values Fund, Inc.
Global Equity Fund
Statement of Operations
Year Ended September 30, 1995

Net Investment Income

Investment Income
   Interest income                                                 $534,400
   Dividend income (net of foreign taxes withheld of
$437,699)                                                         4,084,117
    Total investment income                                       4,618,517

Expenses
   Investment advisory fee                                        1,871,430
   Transfer agency fees and expenses                                432,466
   Distribution plan expenses:
    Class A                                                         454,763
    Class C                                                          52,378
   Trustees' fees and expenses                                       29,150
   Administrative fees                                              187,143
   Custodian fees                                                   237,389
   Registration fees                                                131,245
   Reports to shareholders                                          184,066
   Professional fees                                                 24,587
   Miscellaneous                                                     71,945
   Reimbursement from Advisor                                       (6,670)
     Total expenses                                               3,669,892
     Fees paid indirectly                                         (254,586)
     Net expenses                                                 3,415,306
     Net Investment Income                                        1,203,211

Realized and Unrealized Gain (Loss) on
Investments

Net realized gain (loss) on:
   Securities                                                   (3,130,666)
   Foreign currencies                                             7,138,652
                                                                  4,007,986

Change in unrealized appreciation or depreciation on:
   Securities                                                     1,094,514
   Assets and liabilities in foreign currencies                       6,573
                                                                  1,101,087


     Net Realized and Unrealized Gain (Loss)
     on Investments                                               5,109,073
     Increase (Decrease) in Net Assets
     Resulting From Operations                                   $6,312,284

See notes to portfolio of investments.


Calvert World Values Fund, Inc.
Global Equity Fund
Statements of Changes in Net Assets

                                                   Year Ended       Year Ended
                                               September 30,     September 30,
                                                         1995             1994
Increase (Decrease)
in Net Assets

Operations
   Net investment income (loss)                    $1,203,211        $(56,829)
   Net realized gain (loss)                         4,007,986       10,226,928
   Change in unrealized appreciation or
    depreciation                                    1,101,087      (1,629,221)

    Increase (Decrease) in
    Net Assets Resulting
    From Operations                                 6,312,284        8,540,878

Distributions to shareholders
   From net investment income
    Class A Shares                                    (2,494)        (138,654)
   In excess of net investment income
    Class A Shares                                         _        (198,524)
   From net realized gain on investment transactions
    Class A Shares                                (8,976,058)      (1,748,701)
    Class C Shares                                  (251,801)               _
   Total distributions                            (9,230,353)      (2,085,879)

Capital share transactions
    Class A Shares                                 18,864,893      114,778,692
    Class C Shares                                  2,536,807        3,649,342
   Total capital share transactions                21,401,700      118,428,034

Total Increase (Decrease)
in Net Assets                                      18,483,631      124,883,033

Net Assets
   Beginning of year                              179,163,414       54,280,381
   End of year (including undistributed net
    investmentincome of $1,474,321 and  $3,403
     for 1995 and 1994, respectively)            $197,647,045     $179,163,414

See notes to financial statements.

Notes to Financial Statements

Note A-Significant Accounting Policies
General: The Calvert Global Equity Fund (the "Series"), a series of Calvert World Values Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund accounts separately for the operations of each series. The Series offers Class A and Class C shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares, which have no transaction-based sales charge, have a higher annual expense rate than Class A. Each class has different: (a) Distribution Plan expenses, (b) class specific expenses, including transfer agency fees, registration fees, reports to shareholders, (c) dividend rates due to (a) and (b) above, (d) exchange privileges and (e) class specific voting rights.

Security Valuation:   Securities for which market quotations are readily
available are valued at the most recent closing price of their primary exchange, or, if closing prices are unavailable, at the bid prices or based on a yield equivalent obtained from the securities' market maker. Foreign security prices, furnished by quotation services in the security's local currency, are translated using the current U. S. dollar exchange rate. Short-term securities maturing within 60 days are valued at amortized cost which approximates market. The Series may invest in securities whose resale is subject to restrictions. Restricted securities and other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Series is informed of the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

Foreign Currency Transactions:   The Series' accounting records are
maintained in U. S. dollars. For purposes of valuation of investments, assets and liabilities on each date of net asset value determination, the current exchange rate is applied to foreign currencies for translation to
U. S. dollars. Security transactions, income and expenses are converted at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included in the net rea-lized and unrealized gain or loss on securities.

Distributions to Shareholders: Distributions to shareholders are recorded by the Series on ex-dividend date. Dividends from net investment income are paid annually. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles, accordingly, periodic reclassifications are made within the Series' capital accounts to reflect income and gains available for-
 distribution under income tax regulations.

Expense Offset Arrangement: The Series has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Series' cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Series intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Organization Expense: Expenses incurred in the organization of the Series have been capitalized and are amortized over a five year period.

Note B-Related Party Transactions
Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Series. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets: 1.0 % on the first $250 million, .975% on the next $250 million and .925% on-
 the excess of $500 million.

During the year, operating expenses of the Series were voluntarily reimbursed by the Advisor.

Calvert Distributors, Inc. (the successor of Calvert Securities Corp. effective April, 1995), both affiliates of the Advisor, is the distributor and principal underwriter for the Series. Distribution Plans, adopted by each class of shares, allow the Series to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35% and 1.0% annually of average daily net assets of each Class A and Class C, respectively.

The Distributor received $163,702 as its portion of commissions charged on sales of the Series' shares.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Series.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Series for an annual fee, payable monthly, of the greater of $40,000 or .10% of the average daily net assets of the Series.

Each Director who is not affiliated with the Advisor receives an annual fee of $3,000 plus $1,000 for each Board and Committee meeting attended. Additional fees of up to $10,000 annually may be paid to the Chairperson of special committees of the Board. Director's fees are allocated to each of the funds served.

Note C-Investment Activity
During the year, purchases and sales of investments, other than short-term securities, were $153,115,471 and $130,078,790, respectively.

The cost of investments owned at September 30, 1995 was substantially the same for federal income tax and financial reporting purposes. Net unrealized apppreciation aggregated $2,424,410, of which $17,064,850 related to appreciated securities and $14,640,440 related to depreciated securities.

Note D-Capital Share Transactions
The change in net assets resulting from capital share transactions for 1995 and 1994 is indicated below:

                                              Class A Shares Class A Shares
                                                  Year Ended     Year Ended
                                               September 30,  September 30,
                                                        1995           1994

In dollars:
Shares sold                                      $46,195,309   $126,576,910
Reinvestment of dividends                          8,979,242      2,085,888
Shares redeemed                                 (36,309,658)   (13,884,106)
                                                 $18,864,893   $114,778,692

In shares:
Shares sold                                        2,695,201      7,099,707
Reinvestment of dividends                            545,587        128,635
Shares redeemed                                  (2,120,350)      (791,963)
                                                   1,120,438      6,436,379

                                                             Class C Shares
                                                             From Inception
                                              Class C Shares  march 1, 1994
                                                  Year Ended        Through
                                               September 30,  September 30,
                                                        1995           1994
In dollars:
Shares sold                                       $3,608,598     $3,855,934
Reinvestment of dividends                            252,415             __
Shares redeemed                                  (1,324,206)      (206,592)
                                                  $2,536,807     $3,649,342

In shares:
Shares sold                                          213,899        214,243
Reinvestment of dividends                             15,334             __
Shares redeemed                                     (81,268)       (11,500)
                                                     147,965        202,743

Financial Highlights

                                                                           From
                                     Class A    Class A               Inception
                                      Shares     Shares            July 2, 1992
                                  Year Ended Year Ended Year Ended      Through
                                   Sept. 30,  Sept. 30,  Sept. 30,    Sept. 30,
                                        1995       1994       1993         1992

Net asset value,beginning of period   $17.99     $16.35     $14.31       $15.00
Income from investment operations
  Net investment income                  .11         _        .08          .02
Net realized and unrealized gain (loss)
  on investments                         .38       2.14       2.04        (.71)
     Total from investment operations    .49       2.14       2.12        (.69)
Distributions to shareholders
  Dividends from net
      investment income                   _      (.03)      (.05)           _
  Distribution in excess of net
     investment income                    _      (.04)         _           _
  Distribution from net realized gains (.86)      (.43)      (.03)           _
     Total distributions               (.86)      (.50)      (.08)
Total increase (decrease) in
  net asset value                      (.37)       1.64       2.04        (.69)
Net asset value, end of period        $17.62     $17.99     $16.35       $14.31
Total return<F2>                       3.19%     13.44%     14.95%      (4.60%)
Ratios to average net assets:
  Net investment income (loss)          .68%     (.04%)       .80%    1.23%<F1>
  Total expenses <F3>                  1.93%         _         _           _
  Net expenses                         1.79%      1.96%      1.50%    1.01%<F1>
  Expenses reimbursed
     and/or waived                        _       .04%       .20%     .60%<F1>
Portfolio turnover                       73%        78%        35%           _
Net assets, end of period
  (in thousands)                    $191,586   $175,543    $54,280       $8,440
Number of shares outstanding at
end of period (in thousands)          10,876      9,755      3,319          590

[FN]
<F1> Annualized
<F2>  Total return is not annualized for periods of less than one year and does not reflect deduction of Class A front-end sales charge.
<F3> Effective September 30, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; previously, such reductions were included in the ratio.
[/FN]


                                                             Class C Shares
                                                             From Inception
                                              Class C Shares  March 1, 1994
                                                  Year Ended        Through
                                               September 30,  September 30,
                                                        1995           1994

Net asset value, beginning of period                  $17.86         $18.24
Income from investment operations
   Net investment income                               (.05)          (.06)
   Net realized and unrealized gain
      (loss) on investments                              .32          (.32)
      Total from investment operations                   .27          (.38)
Distributions to shareholders
   Dividends from net investment income                    -
   Distribution in excess of net investment income        _              -
   Distribution from net realized gains                (.85)             _
      Total distributions                              (.85)             _
Total increase (decrease) in net asset value           (.58)          (.38)
Net asset value, end of period                        $17.28         $17.86
Total return<F2>                                       1.95%        (1.27%)
Ratios to average net assets:
   Net investment income (loss)                       (.47%)    (1.16%)<F1>
   Total expenses <F3>                                 3.12%             _
   Net expenses                                        2.99%      3.32%<F1>
   Expenses reimbursed
      and/or waived                                     .13%       .50%<F1>
Portfolio turnover                                       73%            78%
Net assets, end of period (in thousands).             $6,061         $3,620
Number of shares outstanding at
end of period (in thousands)                             351            203

[FN]
<F1> Annualized
<F2>  Total return is not annualized for periods of less than one year.
<F3> Effective September 30, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; previously, such reductions were included in the ratio.
[/FN]

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Investing with Vision (TM)
Calvert Group (R)
A member of the American Group (R)

4550 Montgomery Avenue, Suite 1000N
Bethesda, Maryland 20814